Exhibit 10.29
                  LIMITED WAIVER REGARDING FINANCIAL COVENANTS





                                 March 22, 2002




Hines Nurseries, Inc.
12621 Jeffrey Road
Irvine, CA  92620

Attention:        Claudia M. Pieropan
                  Chief Financial Officer

Ladies and Gentlemen:

                  Reference is made to that certain Amended and Restated Credit Agreement dated as of June 26, 1998 among Hines Nurseries, Inc. and Sun Gro Horticulture Canada Ltd., as Borrowers, the lenders listed therein, as lenders (the "Lenders"), Bank of America, N.A., as syndication agent, Harris Trust and Savings Bank, as documentation agent, Deutsche Bank Canada, as Canadian agent, and Bankers Trust Company, as administrative agent (the "Administrative Agent") (said Credit Agreement, as amended, restated and modified to date, being the "Credit Agreement", the terms defined therein being used herein as therein defined).

                  Borrowers have informed Administrative Agent and Lenders that as a result of certain reserves taken for the fiscal quarter ending December 31, 2001 in anticipation of the consummation of the Sun Gro Sale in the first fiscal quarter of 2002, Borrowers do not expect to be in compliance with the Minimum Consolidated Net Worth covenant set forth in subsection 7.6C of the Credit Agreement for the fiscal quarter ending December 31, 2001. Accordingly, at the request of Borrowers, the undersigned Lenders, constituting Requisite Lenders under the Credit Agreement, and Administrative Agent, hereby waive compliance with the Minimum Consolidated Net Worth covenant set forth in subsection 7.6C of the Credit Agreement for the fiscal quarter ending December 31, 2001 to the extent that such covenant would require Borrowers to have a Minimum Consolidated Net Worth for such fiscal quarter in excess of $88,000,0000.

                  Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waivers set forth herein shall be limited precisely as written and relate solely to Borrowers' noncompliance with the provisions of subsection 7.6C for the fiscal quarter ending December 31, 2001 and the waivers provided for herein do not constitute, nor should they be construed as, a waiver of compliance by Borrowers with respect to (i) subsection 7.6C of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein. The waivers set forth herein shall not prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will

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not exist after giving effect to this waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                  This waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The waiver set forth herein shall become effective as of the date hereof upon the execution of counterparts hereof by Loan Parties, Administrative Agent and by Lenders constituting Requisite Lenders and receipt by Borrowers and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                                        LENDERS:

                                        BANKERS TRUST COMPANY,
                                        as a Lender and as Administrative Agent


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------


                                        DEUTSCHE BANK AG, NEW YORK BRANCH,
                                        as Issuing Lender


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------


                                        DEUTSCHE BANK CANADA,
                                        as Canadian Agent


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

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                                        BORROWERS:

                                        HINES NURSERIES, INC.


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------


                                        SUN GRO HORTICULTURE CANADA LTD.


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

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                                        LENDERS:

                                        MONUMENT CAPITAL LIMITED,
                                        as Assignee

                                        By:   ALLIANCE CAPITAL MANAGEMENT L.P.,
                                              as Investment Manager

                                        By:   ALLIANCE CAPITAL MANAGEMENT
                                              CORPORATION, as General Partner


                                              By:
                                                       -------------------------
                                              Title:
                                                          ----------------------


                                        OAK MOUNTAIN LIMITED,
                                        as Assignee

                                        By:  ALLIANCE CAPITAL MANAGEMENT L.P.,
                                             as Investment Manager

                                        By:  ALLIANCE CAPITAL MANAGEMENT
                                             CORPORATION, as General Partner


                                             By:
                                                      --------------------------
                                             Title:
                                                      --------------------------

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                                        AIMCO CDO SERIES 2000-A,
                                        as a Lender

                                        By:      ALLSTATE LIFE INSURANCE COMPANY


                                                 By:
                                                          ----------------------
                                                 Title:
                                                          ----------------------


                                        ALLSTATE LIFE INSURANCE COMPANY

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        BANK OF AMERICA, NATIONAL TRUST &
                                        SAVINGS ASSOCIATION,
                                        as a Lender and as Syndication Agent


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        BANK OF MONTREAL,
                                        as a Lender


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        BANK OF NOVA SCOTIA,
                                        as a Lender


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        BAY VIEW FINANCIAL CORPORATION,
                                        as a Lender


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        BLACK DIAMOND CLO 2000-1 LTD.,
                                        as a Lender

                                        By:  BLACK DIAMOND CAPITAL MANAGEMENT


                                             By:
                                                      --------------------------
                                             Title:
                                                      --------------------------

                                        BLACK DIAMOND NTERNATIONAL FUNDING,
                                        LTD., as a Lender


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

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                                        BOEING CAPITAL CORPORATION,
                                        as a Lender


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        KZH CYPRESSTREE-1 LLC,
                                        as a Lender

                                        By:      CHASE MANHATTAN BANK


                                                 By:
                                                          ----------------------
                                                 Title:
                                                          ----------------------


                                        KZH SHOSHONE LLC,
                                        as a Lender

                                        By:      CHASE MANHATTAN BANK


                                                 By:
                                                          ----------------------
                                                 Title:
                                                          ----------------------

                                        CREDIT AGRICOLE INDOSUEZ,
                                        as a Lender


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        CYPRESSTREE INVESTMENT FUND, LLC,
                                        as a Lender

                                        By:   CYPRESSTREE INVESTMENT MANAGEMENT
                                              CO., INC.


                                              By:
                                                       -------------------------
                                              Title:
                                                       -------------------------


                                        CYPRESSTREE INVESTMENT PARTNERS ILLC,
                                        as a Lender


                                        By:   CYPRESSTREE INVESTMENT MANAGEMENT
                                              CO., INC.


                                              By:
                                                       -------------------------
                                              Title:
                                                       -------------------------


                                        CYPRESSTREE - NORTH AMERICAN SENIOR
                                        FLOATING RATE FUND,
                                        as a Lender

                                        By:   CYPRESSTREE INVESTMENT MANAGEMENT
                                              CO., INC.


                                              By:
                                                       -------------------------
                                              Title:
                                                       -------------------------


                                        CYPRESSTREE SENIOR FLOATING RATE FUND,
                                        as a Lender

                                        By:   CYPRESSTREE INVESTMENT MANAGEMENT
                                              CO., INC.


                                              By:
                                                       -------------------------
                                              Title:
                                                       -------------------------

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                                        DRESDNER BANK AG, NEW YORK AND GRAND
                                        CAYMAN BRANCHES,
                                        as a Lender


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

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                                        FLEET NATIONAL BANK,
                                        as a Lender


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        FRANKLIN FLOAT RATE TRUST,
                                        as a Lender


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        FREMONT INVESTMENT & LOAN,
                                        as a Lender


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        HARCH CLO I LIMITED,
                                        as a Lender

                                        By:      HARCH CAPITAL MANAGEMENT, INC.


                                                 By:
                                                          ----------------------
                                                 Title:
                                                          ----------------------

                                        HARRIS TRUST AND SAVINGS BANK,
                                        as a Lender and Documentation Agent


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

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                                        PACIFICA PARTNERS I, L.P.,
                                        as a Lender

                                        By:   IMPERIAL CREDIT ASSET MANAGEMENT,
                                              as Investment Manager


                                              By:
                                                       -------------------------
                                              Title:
                                                       -------------------------

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as a Lender


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        MASSACHUSETTS MUTUAL - MAPLEWOOD
                                        (CAYMAN) LIMITED,
                                        as a Lender

                                        By:  MASSACHUSETTS MUTUAL LIFE INSURANCE
                                             COMPANY


                                             By:
                                                      --------------------------
                                             Title:
                                                      --------------------------


                                        MASSACHUSETTS MUTUAL - SIMSBURY CLO,
                                        LIMITED, as a Lender

                                        By:  MASSACHUSETTS MUTUAL LIFE INSURANCE
                                             COMPANY


                                             By:
                                                      --------------------------
                                             Title:
                                                      --------------------------


                                        MASSACHUSETTS MUTUAL LIFE INSURANCE
                                        COMPANY

                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        PNC BUSINESS CREDIT

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        NATIONAL CITY BANK,
                                        as a Lender


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        OPPENHEIMER HARBOURVIEW CDO II LTD.,
                                        as a Lender


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        PPM SPYGLASS FUNDING TRUST,
                                        as a Lender


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        COOPERATIEVE CENTRALE
                                        RAIFFEISEN-BOERENLEENBANK-RABOBANK B.A.,
                                        "RABOBANK NEDERLAND", NEW YORK BRANCH,
                                        as a Lender


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------



                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        STEIN ROE & FARNHAM CLO I LTD.,
                                        as a Lender

                                        By:  STEIN ROE & FARNHAM INCORPORATED,
                                             as Portfolio Manager


                                             By:
                                                      --------------------------
                                             Title:
                                                      --------------------------

                                        STEIN ROE FLOATING RATE LIMITED
                                        LIABILITY COMPANY,
                                        as a Lender

                                        By:  STEIN ROE & FARNHAM INCORPORATED,
                                             as Advisor


                                             By:
                                                      --------------------------
                                             Title:
                                                      --------------------------


                                        LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                                        ADVANTAGE FUND,
                                        as a Lender

                                        By:  STEIN ROE & FARNHAM INCORPORATED,
                                             as Portfolio Manager


                                             By:
                                                      --------------------------
                                             Title:
                                                      --------------------------

                                        SRF TRADING, INC.,
                                        as a Lender

                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        SRF 2000 LLC,
                                        as a Lender

                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        TORONTO - DOMINION (NEW YORK), INC.,
                                        as a Lender

                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        UNION BANK OF CALIFORNIA
                                        as a Lender


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                        WELLS FARGO BANK, NA,
                                        as a Lender


                                        By:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                  By its execution of a counterpart of this consent and waiver, each of the undersigned, as additional Loan Parties with respect to the Credit Agreement hereby acknowledges that it has read this consent and waiver, and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this consent and waiver, the obligations of the undersigned under the Loan Documents to which such Loan Party is a party shall not be impaired or affected and each such Loan Document is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                                              HINES HORTICULTURE, INC.


                                              By:
                                                       -------------------------
                                              Title:
                                                       -------------------------


                                              SUN GRO HORTICULTURE INC.


                                              By:
                                                       -------------------------
                                              Title:
                                                       -------------------------

                                              ENVIRO-SAFE LABORATORIES, INC.

                                              By:
                                                       -------------------------
                                              Title:
                                                       -------------------------


                                              MADISON DEARBORN PARTNERS, L.P.

                                              By: Madison Dearborn Partners,
                                                  L.P., its General Partner

                                                  By:  Madison Dearborn
                                                       Partners, Inc.

                                                  By:
                                                     ---------------------------
                                                  Title:
                                                        ------------------------

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